UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2019

CHINA GREEN AGRICULTURE, INC.

(Exact name of Registrant as specified in charter)

Nevada	001-34260	36-3526027
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

        3rd floor, Borough A, Block A. No. 181, South Taibai Road,

            Xi’an, Shaanxi province, PRC 710065

        (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (+86) 29-88231591

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On April 25, 2019, China Green Agriculture, Inc. (the “Company”) entered into certain Stock Purchase Agreement (the “SPA”) with certain “non-US persons” as defined in Regulation S (“Regulation S”) promulgated under Securities Act of 1933, as amended (the “Securities Act”) (the “Purchasers”) in connection with a private placement offering (the “Offering”) of 6,000,000 shares (“Shares”) of common stock, par value $0.001 per share, of the Company. The purchase price per share of the Offering is $1.00. The transaction contemplated in the SPA closed simultaneously with the execution of the SPA.

The Shares issued in the Offering are exempt from the registration requirements of the Securities Act, pursuant to Section 4(a) (2) of the Securities Act and/or Regulation S.

The net proceeds to the Company from the Offering will be approximately $6,000,000. The proceeds may be used for general corporate purposes.

The SPA also contains customary representation and warranties of the Company and the Purchasers, indemnification obligations of the Company, termination provisions, and other obligations and rights of the parties.

The Form of SPA is filed as Exhibits 10.1 to this Current Report on Form 8-K and such document is incorporated herein by reference. The foregoing is only a brief description of the material terms of the SPA, and does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to such exhibits.

Item 3.02.	Unregistered Sales of Equity Securities.

On April 26, 2019, the Company issued 6,000,000 Shares of the Company’s Common Stock, par value $0.001 per share, pursuant to certain SPA dated April 25, 2019 to the Purchasers. The Shares issued in the Offering are exempt from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) of the Securities Act and/or Regulation S promulgated thereunder.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Form of Stock Purchase Agreement by and among the Company and the Purchasers

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA GREEN AGRICULTURE, INC.

By:	/s/ Zhuoyu Li
Name:	Zhuoyu Li
Title:	Chief Executive Officer
Date:	April 30, 2019

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